HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

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Supplement dated May 23, 2012 to your Prospectus

1.  FUND NAME CHANGE

PIONEER CULLEN VALUE FUND – CLASS A

Effective June 30, 2012, the following name change is made to your Prospectus:

Old Name	New Name
Pioneer Cullen Value Fund - Class A	Pioneer Fundamental Value Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

2.  SUB-ADVISER CHANGE

PIONEER FUNDAMENTAL VALUE FUND – CLASS A

Effective August 1, 2012, in the section entitled “The Funds”, under the Investment Objective table, the information for the Pioneer Fundamental Value Fund Sub-Account is deleted and replaced as follows:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
RETAIL MUTUAL FUNDS:
Pioneer Fundamental Value Fund – Class A	Capital appreciation. Current income is a secondary objective.	Pioneer Investment Management, Inc.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.